UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2020

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

T
Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Liberty SiriusXM Common Stock	LSXMA	The Nasdaq Stock Market LLC
Series B Liberty SiriusXM Common Stock	LSXMB	The Nasdaq Stock Market LLC
Series C Liberty SiriusXM Common Stock	LSXMK	The Nasdaq Stock Market LLC
Subscription Rights to Purchase Shares of Series C Liberty SiriusXM Common Stock	LSXMR	The Nasdaq Stock Market LLC
Series A Liberty Braves Common Stock	BATRA	The Nasdaq Stock Market LLC
Series C Liberty Braves Common Stock	BATRK	The Nasdaq Stock Market LLC
Series A Liberty Formula One Common Stock	FWONA	The Nasdaq Stock Market LLC
Series C Liberty Formula One Common Stock	FWONK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At Liberty Media Corporation’s (the “Company”) annual meeting of stockholders held on May 21, 2020, the following proposals were considered and acted upon by the stockholders of the Company: (1) a proposal to elect Evan D. Malone, David E. Rapley and Larry E. Romrell to continue serving as Class I members of the Company’s board of directors until the 2023 annual meeting of stockholders or their earlier resignation or removal; and (2) a proposal to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020 (the “auditors ratification proposal”). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below.

1. Election of the following Nominees to the Company’s Board of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Evan D. Malone	223,774,426	5,909,378	14,846,517
David E. Rapley	182,745,090	46,938,714	14,846,517
Larry E. Romrell	194,525,982	35,157,822	14,846,517

Accordingly, the foregoing nominees were re-elected to the Company’s board of directors.

2. The Auditors Ratification Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
243,639,466	721,494	169,361	–

Accordingly, the auditors ratification proposal was approved.

Item 7.01. Regulation FD Disclosure

On May 22, 2020, the Company issued a press release, attached hereto as Exhibit 99.1, announcing an adjustment to the SiriusXM Component of the Securities Basket for the Company’s 1.375% Cash Convertible Senior Notes due 2023 (the “Notes”) pursuant to the terms of the Indenture, dated October 17, 2013, between the Company and U.S. Bank National Association, as trustee, as amended by the Supplemental Indenture, dated April 15, 2016, governing the Notes. The SiriusXM Component was adjusted from 1.0 share of the Company’s Series A Liberty SiriusXM common stock to 1.0163 shares of Series A Liberty SiriusXM common stock. The SiriusXM Component was adjusted in connection with the previously announced distribution to holders of Liberty SiriusXM common stock of subscription rights to purchase shares of Series C Liberty SiriusXM common stock (the “Series C Liberty SiriusXM Rights”). The Series C Liberty SiriusXM Rights were distributed as of 5:00 p.m., New York City time, on May 15, 2020 to holders of record of Series A Liberty SiriusXM common stock, Series B Liberty SiriusXM common stock and Series C Liberty SiriusXM common stock as of 5:00 p.m., New York City time, on May 13, 2020.

This Item 7.01 and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 22, 2020.
101.INS	Inline XBRL Instance Document - the instance document does not appear in Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2020

LIBERTY MEDIA CORPORATION

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

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